UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05603

Name of Fund: BlackRock World Income Fund, Inc.

Fund Address: 100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: Anne F. Ackerley, Chief Executive Officer, BlackRock World Income Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2010

Date of reporting period: 06/30/2010

Item 1 – Report to Stockholders

BlackRock World Income Fund, Inc.

SEMI-ANNUAL REPORT JUNE 30, 2010 | (UNAUDITED)

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

2	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Dear Shareholder

Although overall global economic and financial conditions have generally improved over the past year, the past several months have seen high levels of market volatility and diminishing investor confidence sparked by the sovereign debt crisis in Europe and mixed economic data that have raised concerns over the possibility that some economies could slide back into recession. Despite the uneven nature of recent market conditions, we continue to believe that the “Great Recession” likely ended at some point last summer, thanks primarily to massive fiscal and monetary stimulus, and that the global economy remains in recovery mode for most regions of the world. Regarding the US economy, we believe it is unlikely that the United States will experience a “double dip” recession, although we acknowledge that subpar growth is likely to persist for some time.

Global equity markets bottomed in early 2009 and since that time have moved unevenly higher as investors were lured back into the markets by depressed valuations, desire for higher yields and improvements in corporate earnings prospects. Volatility levels, however, have remained elevated — primarily as a result of uneven economic data and lingering deflation issues (especially in Europe). As the period drew to a close, equity markets had endured a significant correction that drove stock prices into negative territory on a year-to-date basis in almost every market. Over a 12-month basis, however, global equities posted positive returns thanks to improving corporate revenues and profits and a reasonably strong macro backdrop. From a geographic perspective, US equities have significantly outpaced their international counterparts over the past six and twelve months, as the domestic economic recovery has been more pronounced and as credit-related issues have held European markets down. Within the United States, smaller cap stocks have noticeably outperformed large caps.

In fixed income markets, yields have been moving unevenly over the past six and twelve months as improving economic conditions have been acting to push Treasury yields higher (and prices correspondingly lower), while concerns over ongoing deflation threats have acted as a counterweight. As the period drew to a close, however, Treasury yields fell sharply as investors flocked to the “safe haven” asset class in the face of escalating uncertainty. As a result, US Treasuries became one of the world’s best-performing asset classes on a six-month basis. High yield bonds have also continued to perform well, thanks in large part to ongoing high levels of investor demand. Meanwhile, municipal bonds performed in line with their taxable counterparts on a 12-month basis, but slightly underperformed over the last six months as investors rotated to the relative safety of Treasuries.

Regarding cash investments, yields on money market securities remain near all-time lows (producing returns only marginally above zero percent), with the Federal Open Market Committee reiterating that economic circumstances are likely to necessitate an accommodative interest rate stance for an “extended period.”

Against this backdrop, the major market averages posted the following returns:

Total Returns as of June 30, 2010	6-month	12-month

US equities (S&P 500 Index)	(6.65)%	14.43%

Small cap US equities (Russell 2000 Index)	(1.95)	21.48

International equities (MSCI Europe, Australasia, Far East Index)	(13.23)	5.92

3-month Treasury bill (BofA Merrill Lynch 3-Month Treasury Bill Index)	0.05	0.16

US Treasury securities (BofA Merrill Lynch 10-Year US Treasury Index)	9.36	8.20

Taxable fixed income (Barclays Capital US Aggregate Bond Index)	5.33	9.50

Tax-exempt fixed income (Barclays Capital Municipal Bond Index)	3.31	9.61

High yield bonds (Barclays Capital US Corporate High Yield 2% Issuer Capped Index)	4.45	26.66

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

Although conditions are certainly better than they were a couple of years ago, global financial markets continue to face high volatility and questions about the strength and sustainability of the recovery abound. Through periods of uncertainty, as ever, BlackRock’s full resources are dedicated to the management of our clients’ assets. For additional market perspective and investment insight, visit www.blackrock.com/shareholdermagazine, where you’ll find the most recent issue of our award-winning Shareholder® magazine, as well as its quarterly companion newsletter, Shareholder Perspectives. As always, we thank you for entrusting BlackRock with your investments, and we look forward to your continued partnership in the months and years ahead.

Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of June 30, 2010

Portfolio Management Commentary

How did the Fund perform?

•	For the six-month period ended June 30, 2010, the Fund outperformed its benchmark, the J.P. Morgan Global Government Bond Broad Index.

What factors influenced performance?

•

The market experienced a flight to quality as sovereign debt worries in European peripheral countries weighed on investor sentiment. Against this backdrop, the Fund’s duration overweights in Canada, Australia and Germany versus the peripheral markets of the Eurozone benefited performance as global government rates rallied. Our yield curve-flattening positions in both the United States and Europe aided performance as the market became concerned about deflation risks. The Fund’s bias for the US dollar (USD) over the euro benefited performance as the euro came under pressure from concerns surrounding Greece and contagion into other areas of the Eurozone.

•

Conversely, the Fund’s underweight duration positioning in the United Kingdom and the US detracted from performance as global government securities rallied. The Fund’s long positions in high yield and corporate credit, most notably financials, negatively affected performance as well.

•

The Fund uses currency forward contracts in a variety of ways for the purpose of efficiently managing the portfolio. For the period, the use of these contracts resulted in a positive impact on performance.

Describe recent portfolio activity.

•

After covering the underweight USD duration position earlier in the period, we returned to an overall duration underweight. We also increased the size of our US yield curve flattener by buying 30-year bonds.

•

We reduced the Fund’s overall duration overweight in Europe following a significant period of outperformance, and built a flattener in the euro yield curve. Earlier in the period, we built a small overweight in Greece, but closed the Fund’s positions in Greek government bonds prior to Moody’s downgrade of Greece to below investment grade. We reduced the size of the Fund’s underweight in other European peripheral markets, a move that was financed from the sale of outperforming Danish krone securities. We also moved to an overweight in Canada through the purchase of 10-year bonds. Earlier in the period, the Fund moved some Australian duration out of government bonds into inflation-linked bonds, while reducing the inflation-linked bond position in Japan.

•

In emerging markets, we participated in new-issue deals in South Africa, Lithuania and Hungary as well as a Kazakhstan new-issue deal, KazMunaiGaz Finance Sub BV. Later in the period, we took some profits on our duration overweight in Venezuela and added exposure to Russia given positive credit fundamentals.

•	In credit, we increased our exposure to capital securities and participated in some high-yield new-issue deals.

•	Earlier in the period, we increased our overweight to the USD versus both the euro and the yen; however, we re-established some modest exposure to the euro toward the end of the period.

Describe Fund positioning at period end.

•

The recent moderation in underlying economic data suggests that the recovery has entered a new phase and that markets have been rightly discounting a more challenging environment for global growth. The market is exceedingly concerned about a double-dip recession, yet it expects the pull of monetary expansion to succeed in averting deflation.

•

Given the rally in global government securities, we reduced the overall duration of the Fund. We maintained a significant yield curve-flattening stance at period end, as we believe inflation will be lower than the market expects. In risk assets, we continue to seek opportunities to buy assets that look attractive on a relative-value basis, while maintaining a higher-quality bias. At period end, 7% of assets were allocated to high yield and 18% to emerging markets debt.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Derivative Financial Instruments

The Fund may invest in various derivative instruments, including swaps, financial futures contracts, foreign currency exchange contracts and options, as specified in Note 2 of the Notes to Financial Statements, which may constitute forms of economic leverage. Such instruments are used to obtain exposure to a market without owning or taking physical custody of securities or to hedge market, credit, interest rate and/or foreign currency exchange rate risks. Such derivative instruments involve risks, including the imperfect correlation between the value of a derivative instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the derivative instrument. The Fund’s ability to successfully use a derivative instrument depends on the investment advisor’s ability to accurately predict pertinent market movements, which cannot be assured. The use of derivative instruments may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for distressed values, may limit the amount of appreciation the Fund can realize on an investment, may result in lower dividends paid to shareholders or may cause the Fund to hold a security that it might otherwise sell. The Fund’s investments in these instruments are discussed in detail in the Notes to Financial Statements.

4	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Total Return Based on a $10,000 Investment

[1]	Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees, if any. Institutional Shares do not have a sales charge.

[2]	The Fund invests in a global portfolio of fixed income securities denominated in various currencies, including multinational currency units.

[3]	This unmanaged index measures the performance of leading government bond markets based on total return in US currency.

Performance Summary for the Period Ended June 30, 2010

			Average Annual Total Returns[4]

			1 Year		5 Years		10 Years

	Standardized 30-Day Yields	6-Month Total Returns	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge	w/o sales charge	w/sales charge

Institutional	2.79%	3.37%	10.49%	N/A	5.36%	N/A	7.42%	N/A
Investor A	2.48	3.26	10.26	5.85%	5.16	4.31%	7.17	6.73%
Investor B	2.07	3.00	9.88	5.88	4.61	4.29	6.62	6.62
Investor C	1.84	2.89	9.62	8.62	4.39	4.39	6.39	6.39
Investor C1	2.03	2.98	9.65	8.65	4.55	4.55	6.57	6.57
J.P. Morgan Global Government Bond Broad Index	—	(0.63)	3.47	N/A	5.21	N/A	6.74	N/A

[4]

Assuming maximum sales charges, if any. Average annual total returns with and without sales charges reflect reductions for distribution and service fees. See “About Fund Performance” on page 7 for a detailed description of share classes, including any related sales charges and fees.

N/A — Not applicable as share class and index do not have a sales charge.

Past performance is not indicative of future results.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	5

About Fund Performance

•	Institutional Shares are not subject to any sales charge. Institutional Shares bear no ongoing distribution or service fees and are available only to eligible investors.

•	Investor A Shares incur a maximum initial sales charge (front-end load) of 4% and a service fee of 0.25% per year (but no distribution fee).

•

Investor B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. In addition, Investor B Shares are subject to a distribution fee of 0.50% per year and a service fee of 0.25% per year. These shares automatically convert to Investor A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

•

Investor C Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C Shares are subject to a distribution fee of 0.75% per year and a service fee of 0.25% per year. Prior to October 2, 2006, Investor C Share performance results are those of Institutional Shares (which have no distribution or service fees) restated to reflect the Investor C Share fees.

•

Investor C1 Shares are subject to a 1.00% contingent deferred sales charge if redeemed within one year of purchase. In addition, Investor C1 Shares are subject to a distribution fee of 0.55% per year and a service fee of 0.25% per year.

Investor B and Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans.

Performance information reflects past performance and does not guarantee future results. Current performance may be lower or higher than the performance data quoted. Refer to www.blackrock.com/funds to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The Fund may charge a 2% redemption fee for sales or exchanges of shares within 30 days of purchase or exchange. Performance data does not reflect this potential fee. Figures shown in the performance table on page 5 assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of service, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

6	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Disclosure of Expenses

Shareholders of this Fund may incur the following charges: (a) expenses related to transactions, including sales charges, redemption fees and exchange fees; and (b) operating expenses including advisory fees, service, distribution fees including 12b-1 fees and other Fund expenses. The expense example shown below (which is based on a hypothetical investment of $1,000 invested on January 1, 2010 and held through June 30, 2010) is intended to assist shareholders both in calculating expenses based on an investment in the Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The table provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their share class line under the heading entitled “Expenses Paid During the Period.”

The table also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Fund and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

The expenses shown in the table are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical example is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

Expense Example

	Actual			Hypothetical[2]

	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[1]	Beginning Account Value January 1, 2010	Ending Account Value June 30, 2010	Expenses Paid During the Period[1]	Annualized Expense Ratio

Institutional	$1,000	$1,033.70	$5.40	$1,000	$1,019.49	$5.36	1.07%
Investor A	$1,000	$1,032.60	$6.45	$1,000	$1,018.45	$6.41	1.28%
Investor B	$1,000	$1,030.00	$9.11	$1,000	$1,015.82	$9.05	1.81%
Investor C	$1,000	$1,028.90	$10.16	$1,000	$1,014.78	$10.09	2.02%
Investor C1	$1,000	$1,029.80	$9.31	$1,000	$1,015.63	$9.25	1.85%

[1]

For each class of the Fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by pro rating the number of days in the most recent fiscal half year divided by 365.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	7

Portfolio Information

As of June 30, 2010

Portfolio Composition	Percent of Long-Term Investments

Foreign Agency Obligations	55%
Corporate Bonds	34
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	3
Preferred Securities	2
Taxable Municipal Bonds	1
U.S. Treasury Obligations	1

Geographic Allocation	Percent of Long-Term Investments

United States	21%
United Kingdom	11
Germany	9
France	8
Japan	6
Canada	5
Italy	5
Australia	3
South Korea	3
Russia	2
Netherlands	2
Mexico	2
Venezuela	2
Ireland	2
Brazil	2
Luxembourg	2
Sweden	2
Colombia	2
Other[1]	11

[1]	Other includes a 1% holding in each of the following countries/regions: Europe, Spain, Poland, Argentina, Norway, Switzerland, South Africa, Belgium, Turkey, Peru and Finland.

8	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Schedule of Investments June 30, 2010 (Unaudited)	(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value

France — 0.3%
Auto ABS Compartiment, Series 2007-1, Class A, 0.80%, 2/25/19 (a)	EUR	422	$509,754

Ireland — 0.2%
Cars Alliance, Series 2007-1, Class A, 0.86%, 10/08/23 (a)		300	362,249

Italy — 0.2%
COMP, Series 2007-2, Class A, 0.78%, 10/25/20 (a)		300	361,333

Netherlands — 0.3%
Globaldrive BV, Series 2008-2, Class A, 4.00%, 10/20/16		405	502,600

United States — 2.2%
Bank of America Auto Trust, Series 2010-1A, Class A2, 0.75%, 6/15/12 (b)	USD	210	209,968
Capital One Auto Finance Trust, Series 2006-B, Class A4, 0.36%, 7/15/13 (a)		309	308,358
DaimlerChrysler Auto Trust, Series 2007-A, Class A4, 5.28%, 3/08/13		615	640,060
Home Equity Asset Trust, Series 2007-2, Class 2A1, 0.46%, 7/25/37 (a)		162	155,230
Nissan Auto Receivables Owner Trust, Series 2009-1, Class A3, 5.00%, 9/15/14		560	578,997
SLM Student Loan Trust, Series 2008-5 (a):
Class A2, 1.42%, 10/25/16		600	609,011
Class A3, 1.62%, 1/25/18		600	618,482
Class A4, 2.02%, 7/25/23		600	630,228

			3,750,334

Total Asset-Backed Securities — 3.2%			5,486,270

Common Stocks		Shares

Canada — 0.1%
Ainsworth Lumber Co. Ltd. (b)(c)		47,014	127,632

Total Common Stocks — 0.1%			127,632

Corporate Bonds		Par (000)	Value

Australia — 0.7%
Commonwealth Bank of Australia, 5.75%, 12/17/13	AUD	500	$425,228
Westpac Banking Corp., 4.20%, 2/27/15	USD	750	780,608

			1,205,836

Canada — 1.4%
Ainsworth Lumber Co. Ltd., 11.00%, 7/29/15 (b)(d)		380	318,971
CDP Financial, Inc., 3.00%, 11/25/14 (b)		1,300	1,311,978
Novelis, Inc., 7.25%, 2/15/15		850	820,250

			2,451,199

Cayman Islands — 0.3%
Petrobras International Finance Co., 6.88%, 1/20/40		465	468,805

Denmark — 0.1%
Realkredit Danmark A/S, Series 83D, 2.73%, 1/01/38 (a)	DKK	3	434
TDC A/S, 6.50%, 4/19/12	EUR	105	132,893

			133,327

Europe — 1.2%
European Investment Bank:
3.13%, 6/04/14	USD	450	468,983
6.50%, 8/07/19	EUR	1,875	1,619,058

			2,088,041

France — 1.1%
BNP Paribas, 0.46%, 4/27/17 (a)	USD	1,000	954,208
Credit Agricole Covered Bonds, Series E, 3.50%, 7/21/14	EUR	250	320,845
Société Générale, 0.83%, 6/07/17 (a)		550	643,343

			1,918,396

Germany — 0.7%
Muenchener Rueckversicherungs AG, 6.75%, 6/21/23 (a)		650	840,558
UPC Germany GmbH, 8.13%, 12/01/17 (b)		250	301,128

			1,141,686

Ireland — 1.6%
Governor & Co. of the Bank of Ireland, 2.75%, 3/02/12 (b)	USD	1,000	982,931
Irish Life & Permanent Group Holdings Plc, 3.60%, 1/14/13 (b)		975	966,000
Smurfit Kappa Acquisitions, 7.25%, 11/15/17 (b)	EUR	300	363,187
Talisman Finance Plc, Series 7, Class A, 0.84%, 4/22/17 (a)		558	507,293

			2,819,411

Portfolio Abbreviations

To simplify the listings of portfolio holdings in the Schedule of Investments, the names and descriptions of many of the securities have been abbreviated according to the following list:

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CNY	China Renminbi
DKK	Danish Krone
EUR	Euro
GBP	British Pound
GO	General Obligation Bonds
HUF	Hungary Forint
JPY	Japanese Yen
KRW	South Korean Won
LIBOR	London InterBank Offered Rate
MXN	Mexican New Peso
NOK	Norwegian Krone
RB	Revenue Bonds
SEK	Swedish Krona
SGD	Singapore Dollar
USD	US Dollar

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	9

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

Italy — 0.3%
Intesa Sanpaolo SpA, 5.75%, 5/28/18 (a)	EUR	450	$564,646

Kazakhstan — 0.5%
KazMunaiGaz Finance Sub BV, 7.00%, 5/05/20 (b)	USD	800	803,040

Luxembourg — 1.5%
Beverage Packaging Holdings Luxembourg II SA, 8.00%, 12/15/16	EUR	120	134,269
RSHB Capital SA for OJSC Russian Agricultural Bank, 9.00%, 6/11/14		770	865,288
Unicredit Luxembourg Finance SA, 0.62%, 1/13/17 (a)(b)		550	524,461
VTB Capital SA, 6.88%, 5/29/18		1,040	1,068,600

			2,592,618

Netherlands — 1.7%
ABN Amro Bank NV, Series E, 3.75%, 7/15/14		300	387,347
ELM BV for Swiss Life Insurance & Pension Group, 5.85% (e)		600	440,227
ELM BV for Swiss Reinsurance Co., 5.25% (e)		500	495,255
Fortis Bank Nederland Holding NV, 3.38%, 5/19/14		350	450,373
LeasePlan Corp. NV, 3.25%, 5/22/14		425	545,269
Telefonica Europe BV, 7.75%, 9/15/10	USD	500	506,254

			2,824,725

New Zealand — 0.5%
ANZ National International Ltd., 3.25%, 4/02/12 (b)		775	798,287

Norway — 0.8%
Eksportfinans ASA, 3.00%, 11/17/14		890	916,534
Kommunalbanken AS, 5.13%, 5/30/12		400	429,450

			1,345,984

Russia — 1.1%
Morgan Stanley Bank AG for OAO Gazprom, 9.63%, 3/01/13		1,620	1,802,250

Spain — 0.1%
Santander Issuances SA Unipersonal, 0.98%, 3/23/17 (a)	EUR	200	220,990

Sweden — 0.4%
Svenska Handelsbanken AB, 2.88%, 9/14/12 (b)	USD	750	761,214

Switzerland — 0.5%
UBS AG:
0.83%, 11/17/15 (a)	EUR	250	298,124
Series DPNT, 5.88%, 12/20/17	USD	500	529,238

			827,362

United Kingdom — 5.1%
Aviva Plc, 5.75%, 11/14/21 (a)	EUR	300	355,850
Barclays Bank Plc, 0.86%, 5/30/17 (a)		600	654,217
Chester Asset Receivables Dealings No. 12 Plc, Series A, 6.00%, 3/15/13	GBP	310	470,724
FCE Bank Plc:
7.88%, 2/15/11		450	677,387
7.13%, 1/16/12	EUR	250	308,006
7.13%, 1/15/13		400	491,587
9.38%, 1/17/14		50	64,200

Corporate Bonds		Par (000)	Value

United Kingdom (concluded)
HBOS Plc (a):
1.00%, 9/01/16	EUR	260	$248,515
0.45%, 9/30/16	USD	450	346,885
HSBC Bank Plc (a):
4.25%, 3/18/16	EUR	250	309,401
0.95%, 3/29/16		530	631,661
Imperial Tobacco Finance Plc, 5.00%, 6/25/12		400	512,630
Lloyds TSB Bank Plc, 6.25%, 4/15/14		150	196,369
NTL Cable Plc, 9.13%, 8/15/16		250	258,750
Northern Rock Plc, 5.63%, 6/22/17 (b)	USD	1,600	1,662,308
Old Mutual Plc, 4.50%, 1/18/17 (a)	EUR	600	614,610
The Royal Bank of Scotland Plc, 6.38%, 4/29/14	GBP	250	394,807
Vodafone Group Plc, 4.15%, 6/10/14	USD	450	472,183

			8,670,090

United States — 11.5%
BAE Systems Holdings, Inc., 4.95%, 6/01/14 (b)		350	379,702
Ball Corp., 6.75%, 9/15/20		615	621,150
Boeing Co., 1.88%, 11/20/12		390	394,847
Bottling Group LLC, 5.13%, 1/15/19		650	722,207
CSC Holdings, Inc., 6.75%, 4/15/12		825	853,875
CellCo Partnership, 3.75%, 5/20/11		675	691,355
Citigroup, Inc., 4.75%, 5/19/15		900	899,523
Cricket Communications, Inc., 10.00%, 7/15/15		285	297,825
Crown Castle Towers LLC, 6.11%, 1/15/40 (b)		400	439,022
DISH DBS Corp., 7.00%, 10/01/13		345	355,350
DJO Finance LLC, 10.88%, 11/15/14		70	73,500
El Paso Natural Gas Co., 8.63%, 1/15/22		700	834,915
GMAC, Inc., 6.88%, 9/15/11		930	942,787
General Mills, Inc., 5.65%, 2/15/19		575	653,360
Georgia-Pacific Corp., 8.13%, 5/15/11		245	255,106
The Goldman Sachs Group, Inc., 6.00%, 6/15/20		670	690,859
The Goodyear Tire & Rubber Co., 8.75%, 8/15/20		421	430,472
HCA, Inc., 7.25%, 9/15/20		710	713,550
Kraft Foods, Inc., 5.38%, 2/10/20		725	776,874
Lincoln National Corp., 6.25%, 2/15/20		585	626,722
MetLife, Inc., 6.75%, 6/01/16		549	621,111
MetroPCS Wireless, Inc., 9.25%, 11/01/14		240	247,200
Metropolitan Life Global Funding I, 2.88%, 9/17/12 (b)		450	460,692
NewPage Corp.:
10.00%, 5/01/12		80	43,400
11.38%, 12/31/14		730	662,475
Nielsen Finance LLC, 10.00%, 8/01/14		500	511,250
Occidental Petroleum Corp., 7.00%, 11/01/13		375	438,244
Peabody Energy Corp., 7.38%, 11/01/16		310	322,788
Prudential Financial, Inc., 3.88%, 1/14/15		300	302,134
Qwest Communications International, Inc., Series B, 7.50%, 2/15/14		360	360,900
Qwest Corp.:
8.88%, 3/15/12		555	595,237
7.50%, 10/01/14		500	531,875
Rainbow National Services LLC, 10.38%, 9/01/14 (b)		280	291,550
Reynolds Group Issuer, Inc., 7.75%, 10/15/16 (b)	EUR	300	359,519
SLM Corp., 5.40%, 10/25/11		90	89,467
Sabine Pass LNG LP, 7.50%, 11/30/16	USD	480	399,600

See Notes to Financial Statements.

10	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Corporate Bonds		Par (000)	Value

United States (concluded)
Sovereign Bancorp, Inc., 4.90%, 9/23/10	USD	675	$679,318
Sprint Capital Corp., 7.63%, 1/30/11		521	530,117
Steel Dynamics, Inc., 7.38%, 11/01/12		100	103,500
SunGard Data Systems, Inc., 10.63%, 5/15/15		420	448,875
Tenet Healthcare Corp. (b):
9.00%, 5/01/15		50	52,875
10.00%, 5/01/18		20	22,100

			19,727,228

Total Corporate Bonds — 31.1%			53,165,135

Foreign Agency Obligations

Argentina Government International Bond, 8.28%, 12/31/33		2,011	1,374,865
Australia Government Bond, Series 25CI, 3.00%, 9/20/25	AUD	650	595,002
Belgium Government Bond, Series 59, 2.75%, 3/28/16	EUR	935	1,147,792
Brazilian Government International Bond:
8.00%, 1/15/18	USD	373	433,067
5.88%, 1/15/19		250	274,375
4.88%, 1/22/21		370	370,555
8.25%, 1/20/34		1,350	1,782,000
7.13%, 1/20/37		50	59,000
Bundesobligation, Series 154, 2.25%, 4/11/14	EUR	465	596,194
Bundesrepublik Deutschland:
3.50%, 7/04/19		195	258,141
Series 09, 3.25%, 1/04/20		4,262	5,528,102
Canadian Government Bond, 3.50%, 6/01/20	CAD	5,152	5,010,442
Colombia Government International Bond, 7.38%, 9/18/37	USD	2,040	2,397,000
Deutsche Bundesrepublik, 4.75%, 7/04/34	EUR	3,760	5,678,255
Dominican Republic International Bond, 9.04%, 1/23/18	USD	219	242,641
Export Development Canada, 2.38%, 3/19/12		850	870,536
France Government Bond OAT:
4.00%, 4/25/14	EUR	450	600,635
4.25%, 10/25/18		4,470	6,057,152
4.50%, 4/25/41		540	756,512
Indonesia Government International Bond, 7.50%, 1/15/16 (b)	USD	350	406,000
Italy Buoni Poliennali Del Tesoro:
3.50%, 6/01/14	EUR	1,500	1,881,603
3.00%, 4/15/15		1,565	1,917,381
4.50%, 2/01/20		750	950,257
4.00%, 9/01/20		408	496,928
5.00%, 8/01/39		934	1,147,295
5.00%, 9/01/40		835	1,016,896
Japan Government Fifteen Year Bond, Series 39, 0.88%, 3/20/21 (a)	JPY	108,600	1,241,810
Japan Government Twenty Year Bond, Series 99, 2.10%, 12/20/27		202,500	2,423,626

Foreign Agency Obligations		Par (000)	Value

Japanese Government CPI Linked Bond:
Series 12, 1.20%, 6/10/17	JPY	338,870	$3,628,231
Series 13, 1.30%, 9/10/17		196,800	2,183,549
Series 15, 1.40%, 3/10/18		4,880	54,053
Korea Treasury Bond, Series 1409, 5.00%, 9/10/14	KRW	5,023,000	4,213,530
Kreditanstalt fuer Wiederaufbau, 5.50%, 8/08/13	AUD	500	424,973
Lithuania Government International Bond, 7.38%, 2/11/20 (b)	USD	428	453,358
Mexican Bonos:
9.50%, 12/18/14	MXN	8,666	757,594
Series M 10, 7.75%, 12/14/17		17,675	1,449,883
Mexico Government International Bond, 8.30%, 8/15/31	USD	418	564,300
New South Wales Treasury Corp., Series CIB1, 2.75%, 11/20/25	AUD	2,370	1,999,797
Nordic Investment Bank, 6.00%, 8/20/14		950	814,618
Peruvian Government International Bond:
7.35%, 7/21/25	USD	207	247,883
8.75%, 11/21/33		225	304,875
6.55%, 3/14/37		455	502,775
Poland Government International Bond, 6.38%, 7/15/19		962	1,064,187
Queensland Treasury Corp., Series 17, 6.00%, 9/14/17	AUD	1,595	1,386,933
Republic of France, 4.75%, 4/25/35	EUR	595	853,072
Republic of Hungary, 6.25%, 1/29/20	USD	300	295,268
Republic of Turkey, 6.75%, 4/03/18		400	438,000
Russian Foreign Bond Eurobond, 7.50%, 3/31/30		1,831	2,063,861
Société Financement de l’Economie Française, 3.38%, 5/05/14 (b)		955	997,622
South Africa Government International Bond:
6.88%, 5/27/19		220	251,625
5.50%, 3/09/20		1,020	1,054,425
Spain Government Bond:
4.00%, 4/30/20	EUR	565	659,461
4.20%, 1/31/37		800	812,317
Sweden Government Bond, 4.50%, 8/12/15	SEK	12,650	1,802,913
Turkey Government International Bond, 7.00%, 6/05/20	USD	600	663,000
United Kingdom Gilt:
8.00%, 9/27/13	GBP	3,040	5,492,530
4.75%, 12/07/38		1,985	3,252,873
United Mexican States, 5.95%, 3/19/19	USD	650	721,500
Venezuela Government International Bond:
9.00%, 5/07/23		1,190	737,800
7.65%, 4/21/25		225	121,500
9.25%, 9/15/27		2,515	1,691,337
9.25%, 5/07/28		1,160	707,600

Total Foreign Agency Obligations — 51.5%			88,181,305

Non-Agency Mortgage-Backed Securities

Japan — 0.1%
JLOC, Series 37A, Class A1, 0.56%, 1/15/15 (a)(b)	JPY	26,000	223,506

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	11

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Non-Agency Mortgage-Backed Securities		Par (000)		Value

United States — 2.9%
CS First Boston Mortgage Securities Corp., Series 2001-CKN5, Class A4, 5.44%, 9/15/34	USD	373		$384,693
GSR Mortgage Loan Trust, Series 2005-AR1, Class 4A1, 5.12%, 1/25/35 (a)		271		260,346
JPMorgan Chase Commercial Mortgage Securities Corp.:
Series 2001-CIBC, Class A3, 6.26%, 3/15/33		626		634,700
Series 2002-C2, Class A2, 5.05%, 12/12/34		500		528,283
LB-UBS Commercial Mortgage Trust, Series 2006-C7, Class A1, 5.28%, 11/15/38		316		321,562
Merrill Lynch Mortgage Trust, Series 2002MW1, Class A4, 5.62%, 7/12/34		900		949,332
Salomon Brothers Mortgage Securities VII, Inc., Series 2001-C2, Class A3, 6.50%, 11/13/36		720		750,930
Station Place Securitization Trust, Series 2009-1, Class A, 1.85%, 1/25/40 (a)(b)		860		860,000
WaMu Mortgage Pass-Through Certificates, Series 2006-AR10, Class 3A2, 6.06%, 8/25/46 (a)		252		222,154

				4,912,000

Total Non-Agency Mortgage-Backed Securities — 3.0%				5,135,506

Other Interests (f)		Beneficial Interest (000)

United States — 0.1%
Adelphia Escrow		575		57
Stanley Martin, Class B Membership Units (g)		—	(h)	105,250

Total Other Interests — 0.1%				105,307

Preferred Securities

Capital Trusts (e)		Par (000)

France — 0.4%
AXA SA, Series 21, 5.78% (a)	EUR	800		738,603

Netherlands — 0.3%
Rabobank Nederland NV, 11.00% (a)(b)	USD	400		494,000

Spain — 0.2%
BBVA International Preferred SA Unipersonal, 8.50% (a)	EUR	250		282,986

Switzerland — 0.3%
UBS Capital Securities Ltd., 8.84% (a)		400		498,924

United Kingdom — 0.3%
Barclays Bank Plc, 7.43% (a)(b)	USD	650		578,500

United States — 0.1%
HVB Funding Trust VIII, 7.06% (a)	EUR	136		135,026

Total Capital Trusts — 1.6%				2,728,039

Preferred Stocks		Shares	Value

United States — 0.0%
PTV, Inc., Series A, 10.00% (c)		29,543	$2,511

Total Preferred Stocks — 0.0%			2,511

Total Preferred Securities — 1.6%			2,730,550

Taxable Municipal Bonds		Par (000)

United States — 1.2%
Los Angeles Department of Airports, RB, Build America Bonds, Direct Pay, 6.58%, 5/15/39	USD	525	581,558
New York State Urban Development Corp., RB, Build America Bonds, 5.77%, 3/15/39		415	426,462
State of California, GO:
Build America Bonds, 7.30%, 10/01/39		145	152,558
Various Purpose, Series 3, 5.95%, 4/01/16		850	906,916

Total Taxable Municipal Bonds — 1.2%			2,067,494

U.S. Government Sponsored Agency Securities

Freddie Mac Mortgage-Backed Securities, Series 2920, Class HC, 4.50%, 12/15/18		561	586,829

Total U.S. Government Sponsored Agency Securities — 0.3%			586,829

U.S. Treasury Obligations

U.S. Treasury Notes:
4.38%, 11/15/39		235	253,690
4.63%, 2/15/40		1,352	1,519,732

Total U.S. Treasury Obligations — 1.0%			1,773,422

Warrants (i)		Shares

United States — 0.0%
HealthSouth Corp. (Expires 1/16/14)		14,085	—

Venezuela — 0.0%
Venezuela Oil Obligations (Expires 4/15/20)		3	75,000

Total Warrants — 0.0%			75,000

Total Long-Term Investments (Cost — $160,022,252) — 93.1%			159,434,450

See Notes to Financial Statements.

12	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Schedule of Investments (continued)	(Percentages shown are based on Net Assets)

Short-Term Securities	Shares	Value

BlackRock Liquidity Funds, TempFund, Institutional Class, 0.16% (j)(k)	2,504,853	$2,504,853

Total Short-Term Securities (Cost — $2,504,853) — 1.5%		2,504,853

Options Purchased	Contracts

Over-the-Counter Call Options — 0.0%
Japanese Dollar Put Option, Strike Price USD 98.00, Expires 3/01/11, Broker Citibank NA	43,750	46,664

Total Options Purchased (Cost — $78,750) — 0.0%		46,664

Total Investments (Cost — $162,605,855*) — 94.6%		161,985,967
Other Assets Less Liabilities — 5.4%		9,259,974

Net Assets — 100.0%		$171,245,941

*	The cost and unrealized appreciation (depreciation) of investments as of June 30, 2010, as computed for federal income tax purposes, were as follows:

	Aggregate cost	$162,981,362

	Gross unrealized appreciation	$6,138,765
	Gross unrealized depreciation	(7,134,160)

	Net unrealized depreciation	$(995,395)

(a)	Variable rate security. Rate shown is as of report date.

(b)	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Non-income producing security.

(d)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.

(e)	Security is perpetual in nature and has no stated maturity date.

(f)	Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.

(g)	Restricted security as to resale, representing 0.1% of net assets was as follows:

Issue	Acquisition Date	Cost	Value

Stanley Martin, Class B Membership Units	12/09/09	$249,213	$105,250

(h)	Amount is less than $1,000.

(i)

Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(j)	Investments in companies considered to be an affiliate of the Fund during the period, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, are as follows:

	Affiliate	Shares Held at December 31, 2009	Net Activity	Shares Held at June 30, 2010	Income

	BlackRock Liquidity Funds, TempFund, Institutional Class	2,912,269	(407,416)	2,504,853	$1,555

(k)	Represents the current yield as of report date.

•	Financial futures contracts purchased as of June 30, 2010 were as follows:

Contracts	Issue	Exchange	Expiration Date	Notional Value	Unrealized Appreciation

21	10-Year Canada Future Bond	Montreal	September 2010	$2,389,541	$53,209
62	30-Year U.S. Treasury Bond	Chicago	September 2010	$7,717,677	187,323
26	Euro-BUND Future	Eurex	September 2010	$4,095,013	18,835

Total					$259,367

•	Financial futures contracts sold as of June 30, 2010 were as follows:

Contracts		Issue		Exchange		Expiration Date	Notional Value	Unrealized Depreciation

86	2-Year U.S. Treasury Bond		Chicago		September 2010		$18,753,530	$(65,689)
65	3-Year Australian Bond Future		Sydney		September 2010		$5,645,229	(44,744)
67	5-Year U.S. Treasury Bond		Chicago		September 2010		$7,817,472	(112,083)
3	10-Year Australian Bond Future		Sydney		September 2010		$263,979	(6,075)
4	10-Year Japan Future Bond		Tokyo		September 2010		$6,334,922	(73,945)
42	10-Year U.S. Treasury Bond		Chicago		September 2010		$5,053,344	(93,654)
8	Euro-BOBL Future		Eurex		September 2010		$1,179,544	(3,297)
108	Euro-Schatz Future		Eurex		September 2010		$14,453,450	(11,968)
3	Long Gilt		London		September 2010		$535,279	(7,303)

Total								$(418,758)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	13

Schedule of Investments (continued)

•	Foreign currency exchange contracts as of June 30, 2010 were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)

GBP	643,000	USD	969,130	Citibank NA	7/02/10	$(8,428)
EUR	1,265,000	SEK	12,095,664	Citibank NA	7/12/10	(4,220)
SEK	12,223,819	EUR	1,250,000	Deutsche Bank AG	7/12/10	38,999
EUR	11,525,000	USD	14,454,862	Morgan Stanley Capital Services, Inc.	7/14/10	(360,616)
EUR	449,000	USD	544,674	Citibank NA	7/14/10	4,421
EUR	3,582,600	USD	4,389,333	UBS AG	7/14/10	(8,071)
USD	45,371,049	EUR	36,152,000	BNP Paribas	7/14/10	1,159,753
USD	5,501,071	EUR	4,486,000	Citibank NA	7/14/10	15,015
USD	19,321,160	EUR	15,705,500	UBS AG	7/14/10	114,463
CAD	3,082,200	USD	2,957,564	Citibank NA	7/28/10	(62,766)
CAD	1,925,000	USD	1,847,776	Deutsche Bank AG	7/28/10	(39,819)
DKK	18,158,000	USD	2,913,671	Citibank NA	7/28/10	67,417
DKK	344,000	USD	57,110	UBS AG	7/28/10	(634)
HUF	257,575,200	USD	1,311,116	UBS AG	7/28/10	(211,273)
JPY	2,126,111,000	USD	22,857,402	Royal Bank of Scotland	7/28/10	1,200,427
MXN	15,951,000	USD	1,285,607	BNP Paribas	7/28/10	(55,790)
MXN	5,390,400	USD	428,643	UBS AG	7/28/10	(13,046)
NOK	10,909,000	USD	1,841,343	UBS AG	7/28/10	(167,517)
SGD	725,000	USD	525,593	UBS AG	7/28/10	(7,421)
USD	4,499,774	AUD	4,914,000	Morgan Stanley Capital Services, Inc.	7/28/10	377,511
USD	3,826,957	AUD	4,520,000	UBS AG	7/28/10	35,213
USD	1,357,169	CAD	1,407,500	Citibank NA	7/28/10	35,248
USD	491,641	CAD	517,000	Deutsche Bank AG	7/28/10	6,076
USD	1,630,708	CAD	1,630,000	State Street Bank & Trust Co.	7/28/10	99,814
USD	7,572,987	CAD	7,810,000	UBS AG	7/28/10	237,848
USD	194,366	CAD	202,000	UBS AG	7/28/10	4,648
USD	2,298,720	DKK	12,614,500	Citibank NA	7/28/10	227,735
USD	969,108	GBP	643,000	Citibank NA	7/28/10	8,418
USD	13,143,566	GBP	8,495,000	Royal Bank of Scotland	7/28/10	451,390
USD	1,724,537	JPY	158,130,000	Royal Bank of Scotland	7/28/10	(64,770)
USD	3,560,000	JPY	324,458,400	UBS AG	7/28/10	(111,382)
USD	2,480,972	MXN	31,027,500	Citibank NA	7/28/10	88,762
USD	1,263,837	MXN	15,918,500	Credit Suisse International	7/28/10	36,526
USD	304,731	SEK	2,194,500	UBS AG	7/28/10	23,293
KRW	1,101,150,000	USD	971,520	Citibank NA	8/11/10	(71,715)
USD	1,230,000	KRW	1,393,840,000	Citibank NA	8/11/10	91,023
EUR	1,415,000	USD	1,718,871	Citibank NA	8/16/10	11,887
EUR	4,275,000	USD	5,157,540	Morgan Stanley Capital Services, Inc.	8/16/10	71,430
USD	5,078,093	AUD	5,865,000	Citibank NA	8/24/10	173,767
USD	8,984,549	JPY	820,000,000	Deutsche Bank AG	9/08/10	(300,956)
CNY	58,471,300	USD	8,782,555	Citibank NA	10/27/10	(137,242)

Total						$2,955,418

•	Credit default swaps on single-name issues — buy protection outstanding as of June 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

STMicroelectronics NV	0.26%	Citibank NA	September 2012	EUR 400	$2,992
Hannover Rueckversicherungs AG	0.43%	Citibank NA	March 2013	EUR 600	17,438

Total					$20,430

See Notes to Financial Statements.

14	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Schedule of Investments (continued)

•	Credit default swaps on single-name issues — sold protection outstanding as of June 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Credit Rating(1)	Notional Amount (000)(2)	Unrealized Appreciation

Republic of Indonesia	1.63%	Citibank NA	March 2011	BB	$1,500	$11,759

	(1)	Using Standard & Poor’s ratings of the issuer.

	(2)	The maximum potential amount the Fund may be required to pay should a negative credit event take place as defined under the terms of the agreement.

•	Credit default swaps on traded indexes — buy protection outstanding as of June 30, 2010 were as follows:

Issuer	Pay Fixed Rate	Counterparty	Expiration	Notional Amount (000)	Unrealized Appreciation

Dow Jones CDX North America High Yield Series 14	5.00%	Credit Suisse International	June 2015	$13,610	$166,618
Dow Jones CDX North America High Yield Series 14	5.00%	Deutsche Bank AG	June 2015	$2,720	29,914

Total					$196,532

•	Credit default swaps on traded indexes — sold protection outstanding as of June 30, 2010 were as follows:

Issuer	Receive Fixed Rate	Counterparty	Expiration	Average Credit Rating(1)	Notional Amount (000)(2)		Unrealized Appreciation (Depreciation)

Dow Jones CDX Emerging Markets Series 10 Volume 1	3.35%	Deutsche Bank AG	December 2013	BB+	USD	1,640	$191,227
iTraxx Europe Series 13 Version 1	1.00%	Deutsche Bank AG	June 2015	BBB	EUR	1,400	(3,527)

Total							$187,700

	(1)	Using Standard and Poor’s rating.

	(2)	The maximum potential amount the Fund may pay should a negative event take place as defined under the terms of agreement.

•	Interest rate swaps outstanding as of June 30, 2010 were as follows:

Fixed Rate	Floating Rate	Counterparty	Expiration	Notional Amount (000)		Unrealized Appreciation (Depreciation)

0.67%(a)	6-month LIBOR	Citibank NA	May 2012	CHF	9,410	$(96)
0.67%(a)	3-month LIBOR	UBS AG	May 2012	CHF	11,940	(665)
3.15%(b)	6-month EURO	Deutsche Bank AG	May 2013	EUR	6,400	217,212
3.77%(c)	3-month LIBOR	Citibank NA	April 2020	USD	2,200	(148,262)
3.59%(c)	3-month LIBOR	Citibank NA	May 2020	USD	2,100	(107,904)

Total						$(39,715)

(a)	Pays fixed interest amount and receives floating amount at expiration.

(b)	Pays floating interest amount and receives fixed amount at expiration.

(c)	Pays fixed interest rate and receives floating rate.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	15

Schedule of Investments (concluded)

•	Fair Value Measurements — Various inputs are used in determining the fair value of investments and derivatives, which are as follows:

	•	Level 1 — price quotations in active markets/exchanges for identical assets and liabilities

•

Level 2 — other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments and derivatives)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments and other significant accounting policies, please refer to Note 1 of the Notes to Financial Statements.

The following tables summarize the inputs used as of June 30, 2010 in determining the fair valuation of the Fund’s investments and derivatives:

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Investments in Securities:
Long-Term Investments:
Asset-Backed Securities	—	$4,773,702	$712,568	$5,486,270
Common Stocks	—	127,632	—	127,632
Corporate Bonds	—	53,165,135	—	53,165,135
Foreign Agency Obligations	—	88,181,305	—	88,181,305
Non-Agency Mortgage-Backed Securities	—	4,275,506	860,000	5,135,506
Other Interests	—	—	105,307	105,307
Preferred Securities	$2,511	2,728,039	—	2,730,550
Taxable Municipal Bonds	—	2,067,494	—	2,067,494
U.S. Government Sponsored Agency Securities	—	586,829	—	586,829
U.S. Treasury Obligations	—	1,773,422	—	1,773,422
Warrants	—	—	75,000	75,000
Short-Term Securities	2,504,853	—	—	2,504,853

Total	$2,507,364	$157,679,064	$1,752,875	$161,939,303

	Derivative Financial Instruments[1]

Valuation Inputs	Level 1	Level 2	Level 3	Total

Assets:
Foreign currency exchange contracts	—	$4,627,748	—	$4,627,748
Interest rate contracts	$259,367	217,212	—	476,579
Credit contracts	—	419,948	—	419,948
Liabilities:
Foreign currency exchange contracts	—	(1,625,666)	—	(1,625,666)
Interest rate contracts	(418,758)	(256,927)	—	(675,685)
Credit contracts	—	(3,527)	—	(3,527)

Total	$(159,391)	$3,378,788	—	$3,219,397

[1]

Derivative financial instruments are swaps, financial futures contracts, foreign currency exchange contracts and options. Swaps, financial futures contracts and foreign currency exchange contracts are shown at the unrealized appreciation/ depreciation on the instrument and options are shown at market value.

The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Asset- Backed Securities	Non-Agency Mortgage- Backed Securities	Other Interests	Warrants	Total

Assets:
Balance, as of December 31, 2009	—	$1,632,931	$2,943	$79,500	$1,715,374
Accrued discounts/premiums	—	—	—	—	—
Net realized gain (loss)	$(8,577)	4,368	1,810	—	(2,399)
Net change in unrealized appreciation (depreciation)[2]	(48,117)	2,701	29,665	(4,500)	(20,251)
Purchases	—	—	—	—	—
Sales	(49,627)	(780,000)	(4,111)	—	(833,738)
Transfers in3	818,889	—	75,000	—	893,889
Transfers out[3]	—	—	—	—	—

Balance, as of June 30, 2010	$712,568	$860,000	$105,307	$75,000	$1,752,875

[2]

Included in the related change in unrealized appreciation/depreciation in the Statement of Operations. The change in the unrealized appreciation/depreciation on the securities still held on June 30, 2010 was $(18,067).

[3]	The Fund’s policy is to recognize transfers in and transfers out as of the end of the period of the event or the change in circumstances that caused the transfer.

See Notes to Financial Statements.

16	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Statement of Assets and Liabilities

June 30, 2010 (Unaudited)

Assets

Investments at value — unaffiliated (cost — $160,101,002)	$159,481,114
Investments at value — affiliated (cost — $2,504,853)	2,504,853
Unrealized appreciation on foreign currency exchange contracts	4,581,084
Unrealized appreciation on swaps	637,160
Foreign currency at value (cost — $1,338,731)	1,340,776
Cash pledged as collateral for financial futures contracts	150,000
Investments sold receivable	4,106,225
Interest receivable	2,298,671
Swaps premiums paid	714,710
Capital shares sold receivable	570,341
Margin variation receivable	21,559
Swaps receivable	5,334
Prepaid expenses	47,326
Other assets	5,683

Total assets	176,464,836

Liabilities

Bank overdraft	719,297
Unrealized depreciation on foreign currency exchange contracts	1,625,666
Unrealized depreciation on swaps	260,454
Investments purchased payable	1,262,744
Income dividends payable	434,254
Capital shares redeemed payable	399,558
Swaps premiums received	189,643
Investment advisory fees payable	84,052
Service and distribution fees payable	57,150
Swaps payable	50,995
Other affiliates payable	11,205
Officer’s and Directors’ fees payable	527
Other accrued expenses payable	123,350

Total liabilities	5,218,895

Net Assets	$171,245,941

Net Assets Consist of

Paid-in capital	$198,404,193
Distributions in excess of net investment income	(2,628,814)
Accumulated net realized loss	(27,003,494)
Net unrealized appreciation/depreciation	2,474,056

Net Assets	$171,245,941

Net Asset Value

Institutional — Based on net assets of $36,073,944 and 5,920,748 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.09

Investor A — Based on net assets of $80,022,671 and 13,141,675 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.09

Investor B — Based on net assets of $7,900,812 and 1,297,739 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.09

Investor C — Based on net assets of $29,689,566 and 4,877,069 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.09

Investor C1 — Based on net assets of $17,558,948 and 2,887,213 shares outstanding, 1 billion shares authorized, $0.10 par value	$6.08

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	17

Statement of Operations

Six Months Ended June 30, 2010 (Unaudited)

Investment Income

Interest	$4,053,181
Foreign taxes withheld	(124)
Dividends — unaffiliated	9,000
Dividends — affiliated	1,555

Total income	4,063,612

Expenses

Investment advisory	508,626
Service — Investor A	94,099
Service and distribution — Investor B	30,279
Service and distribution — Investor C	148,481
Service and distribution — Investor C1	71,307
Transfer agent — Institutional	36,611
Transfer agent — Investor A	57,022
Transfer agent — Investor B	7,145
Transfer agent — Investor C	21,422
Transfer agent — Investor C1	15,245
Accounting services	52,624
Professional	51,587
Printing	36,995
Registration	31,865
Custodian	23,397
Officer and Directors	10,227
Miscellaneous	31,091

Total expenses	1,228,023
Less fees waived by advisor	(795)

Total expenses after fees waived	1,227,228

Net investment income	2,836,384

Realized and Unrealized Gain (Loss)

Net realized gain (loss) from:
Investments	(2,889,279)
Financial futures contracts	64,986
Swaps	(315,756)
Foreign currency transactions	7,049,483

3,909,434

Net change in unrealized appreciation/depreciation on:
Investments	(3,114,409)
Financial futures contracts	(424,683)
Swaps	497,798
Foreign currency transactions	1,731,298

(1,309,996)

Total realized and unrealized gain	2,599,438

Net Increase in Net Assets Resulting from Operations	$5,435,822

See Notes to Financial Statements.

18	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets:	Six Months Ended June 30, 2010 (Unaudited)	Year Ended December 31, 2009

Operations

Net investment income	$2,836,384	$5,615,826
Net realized gain (loss)	3,909,434	(7,351,570)
Net change in unrealized appreciation/depreciation	(1,309,996)	16,837,557

Net increase in net assets resulting from operations	5,435,822	15,101,813

Dividends to Shareholders From

Net investment income:
Institutional	(910,483)	(3,238, 034)
Investor A	(1,691,890)	(5,638,642)
Investor B	(160,292)	(657,397)
Investor C	(557,308)	(1,700,423)
Investor C1	(349,995)	(1,418,708)

Decrease in net assets resulting from dividends to shareholders	(3,669,968)	(12,653,204)

Capital Share Transactions

Net increase (decrease) in net assets derived from capital share transactions	(5,439,580)	2,676,349

Redemption Fee

Redemption fee	1,878	18,542

Net Assets

Total increase (decrease) in net assets	(3,671,848)	5,143,500
Beginning of period	174,917,789	169,774,289

End of period	$171,245,941	$174,917,789

Distributions in excess of net investment income	$(2,628,814)	$(1,795,230)

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	19

Financial Highlights

	Institutional

	Six Months Ended June 30, 2010 (Unaudited)
		Year Ended December 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$6.03	$5.92	$6.42	$6.27	$6.08	$6.66

Net investment income[1]	0.11	0.22	0.24	0.27	0.28	0.35
Net realized and unrealized gain (loss)[2]	0.09	0.37	(0.38)	0.20	0.21	(0.58)

Net increase (decrease) from investment operations	0.20	0.59	(0.14)	0.47	0.49	(0.23)

Dividends from net investment income	(0.14)	(0.48)	(0.36)	(0.32)	(0.30)	(0.35)

Net asset value, end of period	$6.09	$6.03	$5.92	$6.42	$6.27	$6.08

Total Investment Return[3]

Based on net asset value	3.37%[4]	10.34%	(2.23)%	7.87%	8.39%	(3.54)%

Ratios to Average Net Assets

Total expenses	1.07%[5]	1.09%	1.03%	1.04%	0.99%	1.00%

Total expenses after fees waived and paid indirectly	1.07%[5]	1.09%	1.03%	1.04%	0.99%	1.00%

Net investment income	3.73%[5]	3.75%	3.72%	4.31%	4.59%	5.51%

Supplemental Data

Net assets, end of period (000)	$36,074	$41,525	$42,108	$44,799	$44,373	$44,675

Portfolio turnover	75%	201%[6]	201%[7]	134%	114%	103%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

20	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Financial Highlights (continued)

	Investor A

	Six Months Ended June 30, 2010 (Unaudited)

		Year Ended December 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$6.03	$5.92	$6.41	$6.26	$6.08	$6.66

Net investment income[1]	0.10	0.21	0.22	0.26	0.27	0.33
Net realized and unrealized gain (loss)[2]	0.10	0.36	(0.36)	0.20	0.20	(0.58)

Net increase (decrease) from investment operations	0.20	0.57	(0.14)	0.46	0.47	(0.25)

Dividends from net investment income	(0.14)	(0.46)	(0.35)	(0.31)	(0.29)	(0.33)

Net asset value, end of period	$6.09	$6.03	$5.92	$6.41	$6.26	$6.08

Total Investment Return[3]

Based on net asset value	3.26%[4]	10.11%	(2.29)%	7.66%	7.94%	(3.78)%

Ratios to Average Net Assets

Total expenses	1.28%[5]	1.30%	1.26%	1.25%	1.24%	1.25%

Total expenses after fees waived and paid indirectly	1.28%[5]	1.30%	1.26%	1.25%	1.24%	1.25%

Net investment income	3.51%[5]	3.54%	3.51%	4.10%	4.33%	5.27%

Supplemental Data

Net assets, end of period (000)	$80,023	$75,509	$75,294	$68,840	$67,658	$68,497

Portfolio turnover	75%	201%[6]	201%[7]	134%	114%	103%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	21

Financial Highlights (continued)

	Investor B

	Six Months Ended June 30, 2010 (Unaudited)

		Year Ended December 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$6.03	$5.92	$6.41	$6.26	$6.08	$6.66

Net investment income[1]	0.09	0.18	0.19	0.22	0.23	0.30
Net realized and unrealized gain (loss)[2]	0.09	0.36	(0.36)	0.21	0.21	(0.58)

Net increase (decrease) from investment operations	0.18	0.54	(0.17)	0.43	0.44	(0.28)

Dividends from net investment income	(0.12)	(0.43)	(0.32)	(0.28)	(0.26)	(0.30)

Net asset value, end of period	$6.09	$6.03	$5.92	$6.41	$6.26	$6.08

Total Investment Return[3]

Based on net asset value	3.00%[4]	9.54%	(2.80)%	7.10%	7.38%	(4.28)%

Ratios to Average Net Assets

Total expenses	1.81%[5]	1.83%	1.78%	1.77%	1.78%	1.78%

Total expenses after fees waived and paid indirectly	1.81%[5]	1.82%	1.78%	1.77%	1.78%	1.78%

Net investment income	2.99%[5]	3.03%	2.97%	3.57%	3.82%	4.74%

Supplemental Data

Net assets, end of period (000)	$7,901	$8,595	$10,012	$13,234	$16,764	$22,512

Portfolio turnover	75%	201%[6]	201%[7]	134%	114%	103%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

22	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Financial Highlights (continued)

	Investor C

	Six Months Ended June 30, 2010 (Unaudited)				Period October 2, 2006[1] to December 31, 2006

		Year Ended December 31,

		2009	2008	2007

Per Share Operating Performance

Net asset value, beginning of period	$6.03	$5.92	$6.41	$6.26	$6.15

Net investment income[2]	0.08	0.16	0.18	0.21	0.03
Net realized and unrealized gain (loss)[3]	0.09	0.37	(0.37)	0.20	0.15

Net increase (decrease) from investment operations	0.17	0.53	(0.19)	0.41	0.18

Dividends from net investment income	(0.11)	(0.42)	(0.30)	(0.26)	(0.07)

Net asset value, end of period	$6.09	$6.03	$5.92	$6.41	$6.26

Total Investment Return[4]

Based on net asset value	2.89%[5]	9.30%	(3.00)%	6.87%	2.92%[5]

Ratios to Average Net Assets

Total expenses	2.02%[6]	2.05%	2.00%	1.99%	1.88%[6]

Total expenses after fees waived and paid indirectly	2.02%[6]	2.05%	2.00%	1.99%	1.88%[6]

Net investment income	2.77%[6]	2.75%	2.82%	3.44%	3.02%[6]

Supplemental Data

Net assets, end of period (000)	$29,690	$30,449	$20,340	$10,519	$1,398

Portfolio turnover	75%	201%[7]	201%[8]	134%	114%

[1]	Commencement of operations.

[2]	Based on average shares outstanding.

[3]	Includes a redemption fee, which is less than $0.01 per share.

[4]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[5]	Aggregate total investment return.

[6]	Annualized.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 164%.

[8]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	23

Financial Highlights (concluded)

	Investor C1

	Six Months Ended June 30, 2010 (Unaudited)

		Year Ended December 31,

		2009	2008	2007	2006	2005

Per Share Operating Performance

Net asset value, beginning of period	$6.02	$5.91	$6.41	$6.26	$6.07	$6.65

Net investment income[1]	0.10	0.18	0.19	0.22	0.23	0.29
Net realized and unrealized gain (loss)[2]	0.08	0.36	(0.38)	0.21	0.21	(0.57)

Net increase (decrease) from investment operations	0.18	0.54	(0.19)	0.43	0.44	(0.28)

Dividends from net investment income	(0.12)	(0.43)	(0.31)	(0.28)	(0.25)	(0.30)

Net asset value, end of period	$6.08	$6.02	$5.91	$6.41	$6.26	$6.07

Total Investment Return[3]

Based on net asset value	2.98%[4]	9.50%	(2.99)%	7.10%	7.51%	(4.33)%

Ratios to Average Net Assets

Total expenses	1.85%[5]	1.87%	1.80%	1.78%	1.81%	1.82%

Total expenses after fees waived and paid indirectly	1.85%[5]	1.86%	1.80%	1.78%	1.81%	1.82%

Net investment income	2.94%[5]	2.98%	2.94%	3.57%	3.77%	4.61%

Supplemental Data

Net assets, end of period (000)	$17,559	$18,840	$22,020	$30,794	$37,796	$35,640

Portfolio turnover	75%	201%[6]	201%[7]	134%	114%	103%

[1]	Based on average shares outstanding.

[2]	Includes a redemption fee, which is less than $0.01 per share.

[3]	Where applicable, total investment returns exclude the effects of any sales charges and include the reinvestment of dividends and distributions.

[4]	Aggregate total investment return.

[5]	Annualized.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 164%.

[7]	Includes mortgage dollar roll transactions. Excluding these transactions, the portfolio turnover would have been 144%.

See Notes to Financial Statements.

24	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Notes to Financial Statements (Unaudited)

1. Organization and Significant Accounting Policies:

BlackRock World Income Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, open-end management investment company. The Fund is organized as a Maryland corporation. The Fund’s financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”), which may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The Fund offers multiple classes of shares. Institutional Shares are sold without a sales charge and only to certain eligible investors. Investor A Shares are generally sold with a front-end sales charge. Investor B, Investor C and Investor C1 Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Investor A, Investor B, Investor C and Investor C1 Shares bear certain expenses related to the shareholder servicing of such shares, and Investor B, Investor C and Investor C1 Shares also bear certain expenses related to the distribution of such shares. Investor B Shares automatically convert to Investor A Shares after approximately ten years. Investor B and Investor C1 Shares are only available through exchanges, dividend reinvestment by existing shareholders or for purchase by certain qualified employee benefit plans. Each class has exclusive voting rights with respect to matters relating to its shareholder servicing and distribution expenditures (except that Investor B shareholders may vote on material changes to the Investor A distribution plan).

The following is a summary of significant accounting policies followed by the Fund:

Valuation: The Fund’s policy is to fair value its financial instruments at market value using independent dealers or pricing services selected under the supervision of the Fund’s Board of Directors (the “Board”). The Fund values its bond investments on the basis of last available bid prices or current market quotations provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments, various relationships observed in the market between investments and calculated yield measures based on valuation technology commonly employed in the market for such investments. Asset-backed and mortgage-backed securities are valued by independent pricing services using models that consider estimated cash flows of each tranche of the security, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services. Financial futures contracts traded on exchanges are valued at their last sale price. Swap agreements are valued utilizing quotes received daily by the Fund’s pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows and trades and values of the underlying reference instruments. Investments in open-end investment companies are valued at net asset value each business day. Short-term securities with remaining maturities of 60 days or less may be valued at amortized cost, which approximates fair value.

Securities and other assets and liabilities denominated in foreign currencies are translated into US dollars using exchange rates determined as of the close of business on the New York Stock Exchange (“NYSE”). Foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

Equity investments traded on a recognized securities exchange or the NASDAQ Global Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable. For equity investments traded on more than one exchange, the last reported sale price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day are valued at the last available bid price. If no bid is available, the prior day’s price will be used, unless it is determined that such prior day’s price no longer reflects the fair value of the security.

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. Over-the-counter (“OTC”) options and swaptions are valued by an independent pricing service using a mathematical model which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

In the event that application of these methods of valuation results in a price for an investment which is deemed not to be representative of the market value of such investment or is not available, the investment will be valued in accordance with a policy approved by the Board as reflecting fair value (“Fair Value Assets”). When determining the price for Fair Value Assets, the investment advisor and/or the sub-advisor seeks to determine the price that the Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the investment advisor and/or sub-advisor deems relevant. The pricing of all Fair Value Assets is subsequently reported to the Board or a committee thereof.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of business on the NYSE. Occasionally, events affecting the values of such instruments may occur between

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	25

Notes to Financial Statements (continued)

the foreign market close and the close of business on the NYSE that may not be reflected in the computation of the Fund’s net assets. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such instruments, those instruments may be Fair Value Assets and be valued at their fair values, as determined in good faith by the investment advisor using a pricing service and/or policies approved by the Board.

Foreign Currency Transactions: The Fund’s books and records are maintained in US dollars. Purchases and sales of investment securities are recorded at the rates of exchange prevailing on the date the transactions are entered into. Generally, when the US dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer US dollars; the opposite effect occurs if the US dollar falls in relative value.

The Fund reports foreign currency related transactions as components of realized gain (loss) for financial reporting purposes, whereas such components are treated as ordinary income for federal income tax purposes.

Asset-Backed and Mortgaged-Backed Securities: The Fund may invest in asset-backed securities. Asset-backed securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in an underlying pool of assets, or as debt instruments, which are also known as collateralized obligations, and are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security subject to such a prepayment feature will have the effect of shortening the maturity of the security. If the Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

The Fund purchases certain mortgage pass-through securities. There are a number of important differences among the agencies and instrumentalities of the US Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by the Government National Mortgage Association (“Ginnie Mae”) are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by the Federal Home Loan Mortgage Corporation (“Freddie Mac”) and Federal National Mortgage Association (“Fannie Mae”), including Freddie Mac and Fannie Mae guaranteed Mortgage Pass-Through Certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States and are supported by the right of the issuer to borrow from the Treasury.

Multiple Class Pass-Through Securities: The Fund may invest in multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities. These multiple class securities may be issued by Ginnie Mae, US government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by, and multiple class pass-through securities represent direct ownership interests in, a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”), the payments on which are used to make payments on the CMOs or multiple pass-through securities. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes (“PACs”) and targeted amortization classes (“TACs”). IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the investment is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying mortgage assets experience greater than anticipated pre-payments of principal, the Fund may not fully recoup its initial investment in IOs.

Capital Trusts: These securities are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured as either fixed or adjustable coupon securities that can have either a perpetual or stated maturity date. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities can have a rating that is slightly below that of the issuing company’s senior debt securities.

26	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Notes to Financial Statements (continued)

Preferred Stock: The Fund may invest in preferred stocks. Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

TBA Commitments: The Fund may enter into TBA commitments pursuant to which it agrees to purchase or sell mortgage-backed securities for a fixed price, with payment and delivery at a scheduled future date beyond the customary settlement period for the mortgage-backed security. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. The Fund generally enters into TBA transactions with the intent to take possession of or deliver out the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, which is in addition to the risk of decline in the value of the Fund’s other assets.

Mortgage Dollar Roll Transactions: The Fund may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date at an agreed-upon price. During the period between the sale and repurchase, the Fund will not be entitled to receive interest and principal payments on the securities sold. The Fund accounts for dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions may increase the Fund’s portfolio turnover rate. Mortgage dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Segregation and Collateralization: In cases in which the 1940 Act and the interpretive positions of the Securities and Exchange Commission (“SEC”) require that the Fund either delivers collateral or segregates assets in connection with certain investments (e.g., dollar rolls, TBAs beyond normal settlement, financial futures contracts, foreign currency exchange contracts, swaps and written options), the Fund will, consistent with SEC rules and/or certain interpretive letters issued by the SEC, segregate collateral or designate on its books and records cash or other liquid securities having a market value at least equal to the amount that would otherwise be required to be physically segregated. Furthermore, based on requirements and agreements with certain exchanges and third party broker-dealers, each party has requirements to deliver/deposit securities as collateral for certain investments.

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income, including amortization of premium and accretion of discount on debt securities, is recognized on the accrual basis. Income and realized and unrealized gains and losses are allocated daily to each class based on its relative net assets.

Dividends and Distributions: Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. If the total dividends and distributions made in any tax year exceeds net investment income and accumulated realized capital gains, a portion of the total distribution may be treated as a tax return of capital. The amount and timing of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from US GAAP.

Income Taxes: It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

The Fund files US federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Fund’s US federal tax returns remains open for each of the four years ended December 31, 2009. The statutes of limitations on the Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction. There are no uncertain tax positions that require recognition of a tax liability.

Other: Expenses directly related to the Fund or its classes are charged to the Fund or class. Other operating expenses shared by several funds are pro rated among those funds on the basis of relative net assets or other appropriate methods. Other expenses of the Fund are allocated daily to each class based on its relative net assets.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	27

Notes to Financial Statements (continued)

2. Derivative Financial Instruments:

The Fund engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Fund and to economically hedge, or protect, its exposure to certain risks such as credit risk, interest rate risk and foreign currency exchange rate risk. These contracts may be transacted on an exchange or OTC.

Losses may arise if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument or if the counterparty does not perform under the contract. The Fund’s maximum risk of loss from counterparty credit risk on OTC derivatives is generally the aggregate unrealized gain netted against any collateral pledged by/posted to the counterparty. For OTC options purchased, the Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral received on the options should the counterparty fail to perform under the contracts. Options written by the Fund do not give rise to counterparty credit risk, as options written obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange-traded financial futures contracts and options is deemed to be minimal due to the protection against defaults provided by the exchange on which these contracts trade.

The Fund may mitigate counterparty risk by procuring collateral and through netting provisions included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement implemented between the Fund and each of its respective counterparties. The ISDA Master Agreement allows the Fund to offset with each separate counterparty certain derivative financial instrument’s payables and/or receivables with collateral held. The amount of collateral moved to/from applicable counterparties is generally based upon minimum transfer amounts of up to $500,000. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. See Note 1 “Segregation and Collateralization” for information with respect to collateral practices. In addition, the Fund manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.

Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA Master Agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

Financial Futures Contracts: The Fund purchases or sells financial futures contracts and options on financial futures contracts to gain exposure to, or economically hedge against, changes in interest rates (interest rate risk). Financial futures contracts are contracts for delayed delivery of securities or currencies at a specific future date and at a specific price or yield. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as margin variation and are recognized by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of financial futures transactions involves the risk of an imperfect correlation in the movements in the price of financial futures contracts, interest rates and the underlying assets.

Foreign Currency Exchange Contracts: The Fund enters into foreign currency exchange contracts as an economic hedge against either specific transactions or portfolio instruments or to gain exposure to foreign currencies (foreign currency exchange rate risk). A foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a future date. Foreign currency exchange contracts, when used by the Fund, help to manage the overall exposure to the currency backing some of the investments held by the Fund. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The use of foreign currency exchange contracts involves the risk that the value of a foreign currency contract changes unfavorably due to movements in the value of the referenced foreign currencies and the risk that a counterparty to the contract does not perform its obligations under the agreement.

Options: The Fund purchases and writes call and put options to increase or decrease its exposure to underlying instruments (foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When the Fund purchases (writes) an option, an amount equal to the premium paid (received) by the Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When the Fund writes a call option, such option is “covered,” meaning that the Fund holds the

28	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Notes to Financial Statements (continued)

underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When the Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

Options on swaps (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option.

In purchasing and writing options, the Fund bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of an option written could result in the Fund purchasing or selling a security at a price different from the current market value.

The Fund also purchases or sells listed or OTC foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies. When foreign currency is purchased or sold through an exercise of a foreign currency option, the related premium paid (or received) is added to (or deducted from) the basis of the foreign currency acquired or deducted from (or added to) the proceeds of the foreign currency sold. Such transactions may be effected with respect to hedges on non-US dollar denominated instruments owned by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

Swaps: The Fund enters into swap agreements, in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. These periodic payments received or made by the Fund are recorded in the Statement of Operations as realized gains or losses, respectively. Any upfront fees paid or received on swaps are recognized as cost and amortized over the term of the swap. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). When the swap is terminated, the Fund will record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract, if any. Generally, the basis of the contracts is the premium received or paid. Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

•

Credit default swaps — The Fund enters into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed (credit risk). The Fund enters into credit default agreements to provide a measure of protection against the default of an issuer (as buyer protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Fund may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a write-down, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Fund will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising of an index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index. As a seller (writer), if an underlying credit event occurs, the Fund will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising of an index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising of an index.

•

Interest rate swaps — The Fund enters into interest rate swaps to gain or reduce exposure to or manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Interest rate floors, which are a type of interest rate swap, are agreements in which one party agrees to make payments to the other party to the extent that interest rates fall below a specified rate or floor in return for a premium. In more complex swaps, the notional principal amount may decline (or amortize) over time.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	29

Notes to Financial Statements (continued)

Derivative Instruments Categorized by Risk Exposure:

Fair Values of Derivative Instruments as of June 30, 2010

	Asset Derivatives		Liability Derivatives

	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Net unrealized appreciation/depreciation*; Unrealized appreciation on swaps	$476,579	Net unrealized appreciation/depreciation*; Unrealized depreciation on swaps	$675,685

Foreign currency exchange contracts	Unrealized appreciation on foreign currency exchange contracts; Investments at value — unaffiliated**	4,627,748	Unrealized depreciation on foreign currency exchange contracts	1,625,666

Credit contracts	Unrealized appreciation on swaps	419,948	Unrealized depreciation on swaps	3,527

Total		$5,524,275		$2,304,878

*

Includes cumulative appreciation/depreciation of financial futures contracts as reported in the Schedule of Investments. Only current day’s margin variation is reported within the Statement of Assets and Liabilities.

**	Includes options purchased at value as reported in the Schedule of Investments.

The Effect of Derivative Instruments on the Statement of Operations Six Months Ended June 30, 2010

	Net Realized Gain (Loss) from

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions

Interest rate contracts	$64,986	$(57,209)	—	—
Foreign currency exchange contracts	—	—	$627,795	$6,816,175
Credit contracts	—	(258,547)	—	—
Total	$64,986	$(315,756)	$627,795	$6,816,175

	Net Change in Unrealized Appreciation/Depreciation on

	Financial Futures Contracts	Swaps	Options***	Foreign Currency Transactions

Interest rate contracts	$(424,683)	$(72,942)	—	—
Foreign currency exchange contracts	—	—	$(32,086)	$1,800,948
Credit contracts	—	570,740	—	—

Total	$(424,683)	$497,798	$(32,086)	$1,800,948

***	Options purchased are included in the net realized gain (loss) from investments and net change in unrealized appreciation/depreciation on investments.

30	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Notes to Financial Statements (continued)

For the six months ended June 30, 2010, the average quarterly balance of outstanding derivative financial instruments was as follows:

Financial futures contracts:
Average number of contracts purchased	99
Average number of contracts sold	340
Average notional value of contracts purchased	$12,998,620
Average notional value of contracts sold	$55,090,855
Foreign currency exchange contracts:
Average number of contracts — US dollars purchased	23
Average number of contracts — US dollars sold	23
Average US dollar amounts purchased	$109,886,263
Average US dollar amounts sold	$68,986,855
Options:
Average number of contracts purchased	21,875
Average notional value of contracts purchased	$2,187,500
Credit default swaps:
Average number of contracts — buy protection	3
Average number of contracts — sell protection	3
Average notional value — buy protection	$9,451,755
Average notional value — sell protection	$3,995,997
Interest rate swaps:
Average number of contracts — pays fixed rate	1
Average number of contracts — receives fixed rate	2
Average notional value — pays fixed rate	$8,235,233
Average notional value — receives fixed rate	$13,656,049

3. Investment Advisory Agreement and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. (“PNC”), Bank of America Corporation (“BAC”) and Barclays Bank PLC (“Barclays”) are the largest stockholders of BlackRock, Inc. (“BlackRock”). Due to the ownership structure, PNC is an affiliate of the Fund for 1940 Act purposes, but BAC and Barclays are not.

The Fund entered into an Investment Advisory Agreement with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor, an indirect, wholly owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of the Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays the Manager a monthly fee at an annual rate 0.60% of the Fund’s average daily net assets.

The Manager voluntarily agreed to waive its advisory fees by the amount of investment advisory fees the Fund pays to the Manager indirectly through its investment in affiliated money market funds; however, the Manager does not waive its advisory fees by the amount of investment advisory fees paid through its investment in other affiliated investment companies, if any. This amount is shown as fees waived by advisor in the Statement of Operations.

The Manager entered into a sub-advisory agreement with BlackRock Financial Management, Inc. and BlackRock International Limited, both affiliates of the Manager. The Manager pays each sub-advisor for services they provide, a monthly fee that is a percentage of the investment advisory fees paid by the Fund to the Manager.

For the six months ended June 30, 2010, the Fund reimbursed the Manager $1,557 for certain accounting services, which is included in accounting services in the Statement of Operations.

The Fund entered into a Distribution Agreement and Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of BlackRock. Pursuant to the Distribution Plan and in accordance with Rule 12b-1 under the 1940 Act, the Fund pays BRIL ongoing service and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares of the Fund as follows:

	Service Fee	Distribution Fee

Investor A	0.25%	—
Investor B	0.25%	0.50%
Investor C	0.25%	0.75%
Investor C1	0.25%	0.55%

Pursuant to sub-agreements with BRIL, broker-dealers and BRIL provide shareholder servicing and distribution services to the Fund. The ongoing service and/or distribution fee compensates BRIL and each broker-dealer for providing shareholder servicing and/or distribution related services to Investor A, Investor B, Investor C and Investor C1 shareholders.

For the six months ended June 30, 2010, affiliates earned underwriting discounts, direct commissions and dealer concessions on sales of the Fund’s Investor A Shares, which totaled $7,661.

For the six months ended June 30, 2010, affiliates received the following contingent deferred sales charges relating to transactions in Investor B and Investor C Shares.

Investor B	$5,453
Investor C	$4,823

Furthermore, affiliates received contingent deferred sale charges of $2,116 relating to transactions subject to front-end sales charge waivers on Investor A Shares.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	31

Notes to Financial Statements (continued)

PNC Global Investment Servicing (U.S.) Inc. (“PNCGIS”), an indirect, wholly owned subsidiary of PNC and an affiliate of the Manager, serves as transfer agent and dividend disbursing agent. Effective July 1, 2010, PNCGIS was sold to The Bank of New York Mellon Corporation and is no longer considered an affiliate of the Manager. At the close of the sale, PNCGIS changed its name to BNY Mellon Investment Servicing (US) Inc. Transfer agency fees borne by the Fund are comprised of those fees charged for all shareholder communications including mailing of shareholder reports, dividend and distribution notices, and proxy materials for shareholder meetings, as well as per account and per transaction fees related to servicing and maintenance of shareholder accounts, including the issuing, redeeming and transferring of shares, check writing, anti-money laundering services, and customer identification services.

The Manager maintains a call center, which is responsible for providing certain shareholder services to the Fund, such as responding to shareholder inquiries and processing transactions based upon instructions from shareholders with respect to the subscription and redemption of Fund shares. For the six months ended June 30, 2010, the Fund reimbursed the Manager the following amounts for costs incurred in running the call center, which are included in transfer agent — class specific in the Statement of Operations.

Institutional	$671
Investor A	$1,592
Investor B	$103
Investor C	$492
Investor C1	$151

Certain officers and/or directors of the Fund are officers and/or directors of BlackRock or its affiliates. The Fund reimburses the Manager for compensation paid to the Fund’s Chief Compliance Officer.

4. Investments:

Purchases and sales of investments including paydowns and TBA transactions and excluding short-term securities and US government securities for the six months ended June 30, 2010, were $107,518,107 and $112,415,515, respectively.

Purchases and sales of US government securities for the six months ended June 30, 2010, were $18,140,792 and $17,531,442, respectively.

Transactions in options written for the six months ended June 30, 2010, were as follows:

Puts	Contracts	Premiums Received

Outstanding options, beginning of period	—	—
Options written	77,670	$968,023
Options exercised	(77,670)	(968,023)

Outstanding options, end of period	—	—

5. Borrowings:

The Fund, along with certain other funds managed by the Manager and its affiliates, is a party to a $500 million credit agreement with a group of lenders, which expires in November 2010. The Fund may borrow under the credit agreement to fund shareholder redemptions. The Fund paid its pro rata share of a 0.02% upfront fee on the aggregate commitment amount which was allocated to the Fund based on its net assets as of October 31, 2009, a commitment fee of 0.10% per annum based on the Fund’s pro rata share of the unused portion of the credit agreement, which is included in miscellaneous in the Statement of Operations and interest at a rate equal to the higher of (a) the one-month LIBOR plus 1.25% per annum and (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. The Fund did not borrow under the credit agreement during the six months ended June 30, 2010.

6. Capital Loss Carryforwards:

As of December 31, 2009, the Fund had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates:

Expires December 31,

2010	$17,836,357
2011	4,375,952
2014	1,610,868
2016	2,060,971
2017	3,961,762

Total	$29,845,910

7. Market and Credit Risk:

In the normal course of business, the Fund invests in securities and enters into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer of a security to meet all its obligations (issuer credit risk). The value of securities held by the Fund may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency and interest rate and price fluctuations. Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Fund to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Fund’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is generally approximated by their value recorded in the Fund’s Statement of Assets and Liabilities, less any collateral held by the Fund.

32	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Notes to Financial Statements (concluded)

8. Capital Share Transactions:

Transactions in capital shares for each class were as follows:

	Six Months Ended June 30, 2010		Year Ended December 31, 2009

	Shares	Amount	Shares	Amount

Institutional

Shares sold	538,401	$3,272,420	2,190,189	$13,159,955
Shares issued to shareholders in reinvestment of dividends	98,525	598,876	373,146	2,213,716

Total issued	636,926	3,871,296	2,563,335	15,373,671
Shares redeemed	(1,602,438)	(9,708,941)	(2,789,894)	(16,537,879)

Net decrease	(965,512)	$(5,837,645)	(226,559)	$(1,164,208)

Investor A

Shares sold and automatic conversion of shares	1,794,044	$10,901,323	3,089,738	$18,474,489
Shares issued to shareholders in reinvestment of dividends	181,979	1,105,778	588,087	3,490,367

Total issued	1,976,023	12,007,101	3,677,825	21,964,856
Shares redeemed	(1,363,729)	(8,282,750)	(3,873,872)	(22,852,286)

Net increase (decrease)	612,294	$3,724,351	(196,047)	$(887,430)

Investor B

Shares sold	63,685	$387,349	141,928	$838,362
Shares issued to shareholders in reinvestment of dividends	16,983	103,197	73,190	433,768

Total issued	80,668	490,546	215,118	1,272,130
Shares redeemed and automatic conversion of shares	(209,303)	(1,272,646)	(481,044)	(2,837,189)

Net decrease	(128,635)	$(782,100)	(265,926)	$(1,565,059)

Investor C

Shares sold	786,691	$4,782,822	2,655,304	$15,896,467
Shares issued to shareholders in reinvestment of dividends	71,017	431,545	220,225	1,309,869

Total issued	857,708	5,214,367	2,875,529	17,206,336
Shares redeemed	(1,034,328)	(6,287,696)	(1,260,489)	(7,447,894)

Net increase (decrease)	(176,620)	$(1,073,329)	1,615,040	$9,758,442

Investor C1

Shares sold	37,357	$226,404	166,887	$993,463
Shares issued to shareholders in reinvestment of dividends	36,850	223,610	154,827	916,714

Total issued	74,207	450,014	321,714	1,910,177
Shares redeemed	(317,028)	(1,920,871)	(917,537)	(5,375,573)

Net decrease	(242,821)	$(1,470,857)	(595,823)	$(3,465,396)

There is a 2% redemption fee on shares redeemed or exchanged that have been held for 30 days or less. The redemption fees are collected and retained by the Fund for the benefit of the remaining shareholders. The redemption fees are recorded as a credit to paid-in-capital.

9. Subsequent Events:

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	33

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements

The Board of Directors (the “Board,” and the members of which are referred to as “Board Members”) of BlackRock World Income Fund, Inc. (the “Fund”) met on April 13, 2010 and May 11 – 12, 2010 to consider the approval of the Fund’s investment advisory agreement (the “Advisory Agreement”) with BlackRock Advisors, LLC (the “Manager”), the Fund’s investment advisor. The Board also considered the approval of the sub-advisory agreements (collectively, the “Sub-Advisory Agreements”) between the Manager and each of (a) BlackRock Financial Management, Inc. and (b) BlackRock International Limited (collectively, the “Sub-Advisors”), with respect to the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”

Activities and Composition of the Board

The Board consists of fourteen individuals, eleven of whom are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”). The Board Members are responsible for the oversight of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Board Members have retained independent legal counsel to assist them in connection with their duties. The Chairman of the Board is an Independent Board Member. The Board has established five standing committees: an Audit Committee, a Governance and Nominating Committee, a Compliance Committee, a Performance Oversight Committee and an Executive Committee, each of which is composed of Independent Board Members (except for the Performance Oversight Committee and the Executive Committee, each of which also has one interested Board Member) and is chaired by Independent Board Members. The Board also has one ad hoc committee, the Joint Product Pricing Committee, which consists of Independent Board Members and directors/trustees of the boards of certain other BlackRock-managed funds, who are not “interested persons” of their respective funds.

The Agreements

Pursuant to the 1940 Act, the Board is required to consider the continuation of the Agreements on an annual basis. In connection with this process, the Board assessed, among other things, the nature, scope and quality of the services provided to the Fund by the personnel of BlackRock and its affiliates, including investment management, administrative and shareholder services, oversight of fund accounting and custody, marketing services and assistance in meeting applicable legal and regulatory requirements.

From time to time throughout the year, the Board, acting directly and through its committees, considers at each of its meetings factors that are relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. Among the matters the Board considered were: (a) investment performance for one-, three- and five-year periods, as applicable, against peer funds, and applicable benchmarks, if any, as well as senior management and portfolio managers’ analysis of the reasons for any over performance or underperformance against its peers and/or benchmark, as applicable; (b) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services, such as transfer agency, marketing and distribution, call center and fund accounting; (c) Fund operating expenses; (d) the resources devoted to and compliance reports relating to the Fund’s investment objective, policies and restrictions; (e) the Fund’s compliance with its Code of Ethics and compliance policies and procedures; (f) the nature, cost and character of non-investment management services provided by BlackRock and its affiliates; (g) BlackRock’s and other service providers’ internal controls; (h) BlackRock’s implementation of the proxy voting policies approved by the Board; (i) execution quality of portfolio transactions; (j) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (k) an analysis of contractual and actual management fees for products with similar investment objectives across the open-end fund, closed-end fund and institutional account product channels; and (l) periodic updates on BlackRock’s business.

Board Considerations in Approving the Agreements

The Approval Process: Prior to the April 13, 2010 meeting, the Board requested and received materials specifically relating to the Agreements. The Board is engaged in a process with BlackRock to periodically review the nature and scope of the information provided to better assist its deliberations. The materials provided in connection with the April meeting included: (a) information independently compiled and prepared by Lipper, Inc. (“Lipper”) on Fund fees and expenses, and the investment performance of the Fund as compared with a peer group of funds as determined by Lipper (collectively, “Peers”); (b) information on the profitability of the Agreements to BlackRock and a discussion of fall-out benefits to BlackRock and its affiliates and significant shareholders; (c) a general analysis provided by BlackRock concerning investment advisory fees charged to other clients, such as institutional clients and closed-end funds, under similar investment mandates, as well as the performance of such other clients, as applicable; (d) the impact of economies of scale; (e) a summary of aggregate amounts paid by the Fund to BlackRock; (f) sales and redemption data regarding the Fund’s shares; and (g) if applicable, a comparison of management fees to similar BlackRock open-end funds, as classified by Lipper.

34	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

At an in-person meeting held on April 13, 2010, the Board reviewed materials relating to its consideration of the Agreements. As a result of the discussions that occurred during the April 13, 2010 meeting, the Board presented BlackRock with questions and requests for additional information and BlackRock responded to these requests with additional written information in advance of the May 11 – 12, 2010 Board meeting.

At an in-person meeting held on May 11 – 12, 2010, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund and the Sub-Advisory Agreements between the Manager and the Sub-Advisors with respect to the Fund, each for a one-year term ending June 30, 2011. In approving the continuation of the Agreements, the Board considered: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund and BlackRock; (c) the advisory fee and the cost of the services and profits to be realized by BlackRock and its affiliates from their relationship with the Fund; (d) economies of scale; and (e) other factors deemed relevant by the Board Members.

The Board also considered other matters it deemed important to the approval process, such as payments made to BlackRock or its affiliates relating to the distribution of Fund shares, services related to the valuation and pricing of Fund portfolio holdings, direct and indirect benefits to BlackRock and its affiliates and significant shareholders from their relationship with the Fund and advice from independent legal counsel with respect to the review process and materials submitted for the Board’s review. The Board noted the willingness of BlackRock personnel to engage in open, candid discussions with the Board. The Board did not identify any particular information as controlling, and each Board Member may have attributed different weights to the various items considered.

A. Nature, Extent and Quality of the Services Provided by BlackRock: The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of mutual funds, and the performance of a relevant benchmark, if any. The Board met with BlackRock’s senior management personnel responsible for investment operations, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing Fund performance and the Fund’s investment objective, strategies and outlook.

The Board considered, among other factors, the number, education and experience of BlackRock’s investment personnel generally and the Fund’s portfolio management team, investments by portfolio managers in the funds they manage, BlackRock’s portfolio trading capabilities, BlackRock’s use of technology, BlackRock’s commitment to compliance and BlackRock’s approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also reviewed a general description of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent.

In addition to advisory services, the Board considered the quality of the administrative and non-investment advisory services provided to the Fund. BlackRock and its affiliates and significant shareholders provide the Fund with certain administrative, transfer agency, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In addition to investment advisory services, BlackRock and its affiliates provide the Fund with other services, including: (i) preparing disclosure documents, such as the prospectus, the statement of additional information and periodic shareholder reports; (ii) assisting with daily accounting and pricing; (iii) overseeing and coordinating the activities of other service providers; (iv) organizing Board meetings and preparing the materials for such Board meetings; (v) providing legal and compliance support; and (vi) performing other administrative functions necessary for the operation of the Fund, such as tax reporting, fulfilling regulatory filing requirements, and call center services. The Board reviewed the structure and duties of BlackRock’s fund administration, accounting, legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations.

B. The Investment Performance of the Fund and BlackRock: The Board, including the Independent Board Members, also reviewed and considered the performance history of the Fund. In preparation for the April 13, 2010 meeting, the Board was provided with reports, independently prepared by Lipper, which included a comprehensive analysis of the Fund’s performance. The Board also reviewed a narrative and statistical analysis of the Lipper data that was prepared by BlackRock, which analyzed various factors that affect Lipper’s rankings. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to a representative group of similar funds as determined by Lipper and to all funds in the Fund’s applicable Lipper category. The Board was provided with a description of the methodology used by Lipper to select peer funds. The Board regularly reviews the performance of the Fund throughout the year. The Board attaches more importance to performance over relatively long periods of time, typically three to five years.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	35

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (continued)

The Board noted that the Fund ranked in the third, fourth, and fourth quartiles against its Lipper Performance Universe for the one-, three- and five-year periods reported, respectively. The Board and BlackRock reviewed the reasons for the Fund’s underperformance during these periods compared with its Peers. The Board was informed that, among other things, the Fund underperformed its Peers primarily because of its positions in non-benchmark spread sectors. Those holdings included positions in U.S. agency and non-agency mortgage-backed securities, commercial mortgage-backed securities, and asset-backed securities, and corporate bonds in the U.S., U.K., and Euro-zone, with an emphasis on financials.

The Board and BlackRock discussed BlackRock’s strategy for improving the Fund’s performance and BlackRock’s commitment to providing the resources necessary to assist the Fund’s portfolio managers and to improve the Fund’s performance.

The Board noted that BlackRock has made changes to the organization of the overall fixed income group management structure designed to result in a strengthened leadership team with clearer accountability.

C. Consideration of the Advisory Fees and the Cost of the Services and Profits to be Realized by BlackRock and its Affiliates from their Relationship with the Fund: The Board, including the Independent Board Members, reviewed the Fund’s contractual advisory fee rate compared with the other funds in its Lipper category. It also compared the Fund’s total expenses, as well as actual management fees, to those of other funds in its Lipper category. The Board considered the services provided and the fees charged by BlackRock to other types of clients with similar investment mandates, including separately managed institutional accounts.

The Board received and reviewed statements relating to BlackRock’s financial condition and profitability with respect to the services it provided the Fund. The Board was also provided with a profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2009 compared to available aggregate profitability data provided for the year ended December 31, 2008. The Board reviewed BlackRock’s profitability with respect to other fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, expense allocations and business mix, and the difficulty of comparing profitability as a result of those factors.

The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. Nevertheless, to the extent such information was available, the Board considered BlackRock’s operating margin, in general, compared to the operating margin for leading investment management firms whose operations include advising open-end funds, among other product types. That data indicates that operating margins for BlackRock with respect to its registered funds are generally consistent with margins earned by similarly situated publicly traded competitors. In addition, the Board considered, among other things, certain third party data comparing BlackRock’s operating margin with that of other publicly traded asset management firms. That third party data indicates that larger asset bases do not, in themselves, translate to higher profit margins.

In addition, the Board considered the cost of the services provided to the Fund by BlackRock, and BlackRock’s and its affiliates’ profits relating to the management and distribution of the Fund and the other funds advised by BlackRock and its affiliates. As part of its analysis, the Board reviewed BlackRock’s methodology in allocating its costs to the management of the Fund. The Board also considered whether BlackRock has the financial resources necessary to attract and retain high-quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board.

The Board noted that the Fund’s contractual advisory fee rate was lower than or equal to the median contractual advisory fee rate paid by the Fund’s Peers, in each case, before taking into account any expense reimbursements or fee waivers.

D. Economies of Scale: The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies and whether there should be changes in the advisory fee rate or structure in order to enable the Fund to participate in these economies of scale, for example through the use of breakpoints in the advisory fee based upon the asset level of the Fund.

36	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Disclosure of Investment Advisory Agreements and Sub-Advisory Agreements (concluded)

E. Other Factors Deemed Relevant by the Board Members: The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates and significant shareholders may derive from their respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates and significant shareholders as service providers to the Fund, including for administrative, transfer agency and distribution services. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that BlackRock may use and benefit from third party research obtained by soft dollars generated by certain mutual fund transactions to assist in managing all or a number of its other client accounts. The Board further noted that BlackRock completed the acquisition of a complex of exchange-traded funds (“ETFs”) on December 1, 2009, and that BlackRock’s funds may invest in such ETFs without any offset against the management fees payable by the funds to BlackRock.

In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.

The Board noted the competitive nature of the open-end fund marketplace, and that shareholders are able to redeem their Fund shares if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Conclusion

The Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2011 and the Sub-Advisory Agreements between the Manager and the Sub-Advisors, with respect to the Fund, for a one-year term ending June 30, 2011. As part of its approval, the Board considered the detailed review of BlackRock’s fee structure, as it applies to the Fund, being conducted by the ad hoc Joint Product Pricing Committee. Based upon its evaluation of all of the aforementioned factors in their totality, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at a decision to approve the Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were also assisted by the advice of independent legal counsel in making this determination. The contractual fee arrangements for the Fund reflect the results of several years of review by the Board Members and predecessor Board Members, and discussions between such Board Members (and predecessor Board Members) and BlackRock. Certain aspects of the arrangements may be the subject of more attention in some years than in others, and the Board Members’ conclusions may be based in part on their consideration of these arrangements in prior years.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	37

Officers and Directors

Robert M. Hernandez, Chairman of the Board and Director and Member of the Audit Committee
Fred G. Weiss, Vice Chair of the Board, Chairman of the Audit Committee and Director
James H. Bodurtha, Director
Bruce R. Bond, Director
Donald W. Burton, Director
Richard S. Davis, Director
Stuart E. Eizenstat, Director
Laurence D. Fink, Director
Kenneth A. Froot, Director
Henry Gabbay, Director
John F. O’Brien, Director
Roberta Cooper Ramo, Director
David H. Walsh, Director
Richard R. West, Director
Anne Ackerley, President and Chief Executive Officer
Jeffrey Holland, Vice President
Brendan Kyne, Vice President
Brian Schmidt, Vice President
Neal Andrews, Chief Financial Officer
Jay Fife, Treasurer
Brian Kindelan, Chief Compliance Officer of the Fund
Howard Surloff, Secretary

Investment Advisor
BlackRock Advisors, LLC
Wilmington, DE 19809

Sub-Advisors
BlackRock Financial Management, Inc.
New York, NY 10055

BlackRock International Limited
Edinburgh EH3 8JB
United Kingdom

Custodian
State Street Bank and Trust Company
Boston, MA 02111

Transfer Agent
BNY Mellon Investment Servicing (US) Inc.
Wilmington, DE 19809

Accounting Agent
State Street Bank and Trust Company
Princeton, NJ 08540

Distributor
BlackRock Investments, LLC
New York, NY 10022

Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Princeton, NJ 08540

Address of the Fund
100 Bellevue Parkway
Wilmington, DE 19809

38	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Additional Information

General Information

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund’s website or shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund’s electronic delivery program.

To enroll:

Shareholders Who Hold Accounts with Investment Advisors, Banks or Brokerages:

Please contact your financial advisor. Please note that not all investment advisors, banks or brokerages may offer this service.

Shareholders Who Hold Accounts Directly with BlackRock:

1)	Access the BlackRock website at
http://www.blackrock.com/edelivery

2)	Select “eDelivery” under the “More Information” section

3)	Log into your account

Householding

The Fund will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call (800) 441-7762.

Availability of Quarterly Portfolio Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of its fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Fund’s Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling (800) 441-7762; (2) at http://www.blackrock.com; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information on how the Fund voted proxies relating to securities held in the Fund’s portfolio during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	39

Additional Information (continued)

Shareholder Privileges

Account Information

Call us at (800) 441-7762 from 8:00 AM to 6:00 PM EST on any business day to get information about your account balances, recent transactions and share prices. You can also reach us on the Web at http://www.blackrock.com/funds.

Automatic Investment Plans

Investor Class shareholders who want to invest regularly can arrange to have $50 or more automatically deducted from their checking or savings account and invested in any of the BlackRock funds.

Systematic Withdrawal Plans

Investor Class shareholders can establish a systematic withdrawal plan and receive periodic payments of $50 or more from their BlackRock funds, as long as their account balance is at least $10,000.

Retirement Plans

Shareholders may make investments in conjunction with Traditional, Rollover, Roth, Coverdell, Simple IRAs, SEP IRAs and 403(b) Plans.

40	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

Additional Information (concluded)

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010	41

A World-Class Mutual Fund Family

BlackRock offers a diverse lineup of open-end mutual funds crossing all investment styles and managed by experts in equity, fixed income and tax-exempt investing.

Equity Funds

BlackRock All-Cap Energy & Resources Portfolio
BlackRock Asset Allocation Portfolio†
BlackRock Balanced Capital Fund†
BlackRock Basic Value Fund
BlackRock Capital Appreciation Fund
BlackRock Energy & Resources Portfolio
BlackRock Equity Dividend Fund
BlackRock EuroFund
BlackRock Focus Growth Fund
BlackRock Focus Value Fund
BlackRock Global Allocation Fund†
BlackRock Global Dynamic Equity Fund
BlackRock Global Emerging Markets Fund
BlackRock Global Financial Services Fund
BlackRock Global Growth Fund
BlackRock Global Opportunities Portfolio
BlackRock Global SmallCap Fund
BlackRock Health Sciences Opportunities Portfolio
BlackRock Healthcare Fund
BlackRock Index Equity Portfolio*
BlackRock International Fund
BlackRock International Index Fund
BlackRock International Opportunities Portfolio
BlackRock International Value Fund
BlackRock Large Cap Core Fund
BlackRock Large Cap Core Plus Fund
BlackRock Large Cap Growth Fund
BlackRock Large Cap Value Fund
BlackRock Latin America Fund
BlackRock Mid-Cap Growth Equity Portfolio
BlackRock Mid-Cap Value Equity Portfolio
BlackRock Mid Cap Value Opportunities Fund
BlackRock Natural Resources Trust
BlackRock Pacific Fund
BlackRock Science & Technology Opportunities Portfolio
BlackRock Small Cap Core Equity Portfolio
BlackRock Small Cap Growth Equity Portfolio
BlackRock Small Cap Growth Fund II
BlackRock Small Cap Index Fund
BlackRock Small/Mid-Cap Growth Portfolio
BlackRock S&P 500 Index Fund
BlackRock U.S. Opportunities Portfolio
BlackRock Utilities and Telecommunications Fund
BlackRock Value Opportunities Fund
BlackRock World Gold Fund

Fixed Income Funds

BlackRock Bond Portfolio
BlackRock Emerging Market Debt Portfolio
BlackRock Floating Rate Income Portfolio
BlackRock GNMA Portfolio
BlackRock Government Income Portfolio
BlackRock High Income Fund
BlackRock High Yield Bond Portfolio
BlackRock Income Portfolio†
BlackRock Income Builder Portfolio†
BlackRock Inflation Protected Bond Portfolio
BlackRock Intermediate Government Bond Portfolio
BlackRock International Bond Portfolio
BlackRock Long Duration Bond Portfolio
BlackRock Low Duration Bond Portfolio
BlackRock Managed Income Portfolio
BlackRock Multi-Sector Bond Portfolio
BlackRock Short-Term Bond Fund
BlackRock Strategic Income Opportunities Portfolio
BlackRock Total Return Fund
BlackRock Total Return Portfolio II
BlackRock World Income Fund

Municipal Bond Funds

BlackRock AMT-Free Municipal Bond Portfolio
BlackRock California Municipal Bond Fund
BlackRock High Yield Municipal Fund
BlackRock Intermediate Municipal Fund
BlackRock Kentucky Municipal Bond Portfolio
BlackRock Municipal Insured Fund
BlackRock National Municipal Fund
BlackRock New Jersey Municipal Bond Fund
BlackRock New York Municipal Bond Fund
BlackRock Ohio Municipal Bond Portfolio
BlackRock Pennsylvania Municipal Bond Fund
BlackRock Short-Term Municipal Fund

Target Risk & Target Date Funds†

BlackRock Prepared Portfolios
Conservative Prepared Portfolio
Moderate Prepared Portfolio
Growth Prepared Portfolio
Aggressive Growth Prepared Portfolio
BlackRock Lifecycle Prepared Portfolios
2010
2015
2020
2025
2030
2035
2040
2045
2050
BlackRock LifePath Portfolios
Retirement
2020
2025
2030
2035
2040
2045
2050
2055

*	See the prospectus for information on specific limitations on investments in the fund.

†	Mixed asset fund.

BlackRock mutual funds are currently distributed by BlackRock Investments, LLC. You should consider the investment objectives, risks, charges and expenses of the funds under consideration carefully before investing. Each fund’s prospectus contains this and other information and is available at www.blackrock.com or by calling (800) 441-7762 or from your financial advisor. The prospectus should be read carefully before investing.

42	BLACKROCK WORLD INCOME FUND, INC.	JUNE 30, 2010

This report is transmitted to shareholders only. It is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund’s current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

#10788-06/10

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.
(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –

Submission of Matters to a Vote of Security Holders – The registrant’s Nominating and Governance Committee will consider nominees to the board of directors recommended by shareholders when a vacancy becomes available. Shareholders who wish to recommend a nominee should send nominations that include biographical information and set forth the qualifications of the proposed nominee to the registrant’s Secretary. There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

11(a) –

The registrant’s principal executive and principal financial officers or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15(d)-15(b) under the Securities Exchange Act of 1934, as amended.

11(b) –

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

12(a)(1) –	Code of Ethics – Not Applicable to this semi-annual report

12(a)(2) –	Certifications – Attached hereto

12(a)(3) –	Not Applicable

12(b) –	Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock World Income Fund, Inc.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer of
BlackRock World Income Fund, Inc.

Date: September 2, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Anne F. Ackerley
Anne F. Ackerley
Chief Executive Officer (principal executive officer) of
BlackRock World Income Fund, Inc.

Date: September 2, 2010

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of
BlackRock World Income Fund, Inc.

Date: September 2, 2010